Fourth Quarter and Full Year 2018 Results January 17, 2019 Exhibit 99.2

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

(Comparisons versus full year 2017) Full Year 2018 Overview Net income of $468.1 million, or $1.29 per Common Share Operating Earnings of $1.31 per Common Share Acquired Vend Lease and First Connecticut Bancorp; announced agreement to acquire BSB Bancorp Net interest income1 of $1.2 billion, an increase of $135 million or 12% Net interest margin of 3.12%, an increase of 14 basis points Average loan balances of $32.9 billion, an increase of $1.6 billion or 5% Period-end loan balances of $35.2 billion, an increase of $2.7 billion or 8% - (Ex. First Connecticut, a decline of $100 million or <1%) Mortgage Warehouse Lending balances declined $243 million Runoff of the transactional portion of the New York multifamily portfolio lowered balances by $434 million Average deposit balances of $33.6 billion, an increase of $1.9 billion or 6% Period-end deposit balances of $36.2 billion, an increase of $3.1 billion or 9% - (Ex. First Connecticut, an increase of $821 million or 2%) Non-interest income (ex. security losses deemed non-operating) of $376 million, an increase of $14 million or 4% Non-interest expense (ex. merger-related expenses) of $985 million, an increase of $55 million or 6% Efficiency ratio of 57.4%, an improvement of 30 basis points Net loan charge-offs of 0.07%, no change from the prior year 1 Net interest income on a fully taxable equivalent basis was $1.262 billion, an increase of $119 million or 10%.

Full Year 2019 Goals1 Deposits Net Interest Income Net Interest Margin Non-Interest Expense (Operating) Credit Capital Growth range: 10% - 12% 3.15% - 3.25% Assumes no increase in the fed funds rate Growth range: 2% - 4% $1.040 billion - $1.060 billion Assumes an increase of approximately $12 million in expenses as a result of adopting the new lease accounting standard on January 1, 2019, which limits the type of lease origination costs eligible for deferral in our equipment financing businesses Maintain excellent credit quality Provision: $35 million - $45 million Maintain strong capital levels Common equity tier 1 capital ratio: 10.0% - 10.5% Growth range of 3% - 5% for both end of period & average balances Excludes the transactional portion of the New York multifamily portfolio which is in runoff mode Effective Tax Rate 20% - 22% Growth range of 3% - 5% for both end of period & average balances Non-Interest Income (Operating) Loans 1Goals reflect a full year of Vend Lease and First Connecticut Bancorp results (2018 acquisitions closed in June and October, respectively) as well as VAR Technology Finance (acquisition closed in January 2019). However, goals do not include the pending acquisition of BSB Bancorp.

1 Net interest income on a fully taxable equivalent basis was $339.5 billion, an increase of $27 million or 8%. Fourth Quarter 2018 Overview Net income of $132.9 million, or $0.35 per Common Share Operating Earnings of $0.36 per Common Share Completed the acquisition of First Connecticut on October 1st Net interest income1 of $333 million, an increase of $26 million or 9% Net interest margin of 3.17%, an increase of 2 basis points Average loan balances of $35.0 billion, an increase of $2.9 billion or 9% - (Ex. First Connecticut, a decline of $15 million or <1%) Period-end loan balances of $35.2 billion, an increase of $3.0 billion or 9% - (Ex. First Connecticut, an increase of $276 million or 1%) Mortgage Warehouse Lending balances declined $80 million Runoff of the transactional portion of the New York multifamily portfolio lowered balances by $79 million Average deposit balances of $36.0 billion, an increase of $2.9 billion or 9% - (Ex. First Connecticut, an increase of $576 million or 2%) Period-end deposit balances of $36.2 billion, an increase of $2.9 billion or 9% - (Ex. First Connecticut, an increase of $667 million or 2%) Non-interest income (ex. security losses deemed non-operating) of $99 million, an increase of $6 million or 7% Non-interest expense (ex. merger-related expenses) of $255 million, an increase of $14 million or 6% Efficiency ratio of 55.1%, an improvement of 160 basis points Net loan charge-offs of 0.09%, no change from the third quarter (Comparisons versus third quarter 2018, unless noted otherwise)

Net Interest Income1 ($ in millions) $306.4 $332.6 1 Net interest income on a fully taxable equivalent basis for 3Q 2018 and 4Q 2018 was $313.0 million and $339.5 million, respectively. +$26.2 or 9% Linked-Quarter Change $39.5 $2.4 ($13.7) ($2.0)

Net Interest Margin 3.15% 3.17% +2 bps Linked-Quarter Change 17 bps 1 bp (14 bps) (2 bps)

Loans: Average Balances $35,016 ($ in millions) $32,166 Linked-Quarter Change Linked-quarter change +$2.850 billion or 9% (Ex. First Connecticut acquisition: -$15 million or <1%) $1,279 $1,047 $295 $122 $107

Deposits: Average Balances ($ in millions) $35,959 $33,058 Linked-Quarter Change Linked-quarter change +$2.901 billion or 9% (Ex. First Connecticut acquisition: +$576 million or 2%) $1,474 $760 $551 $116

Non-Interest Income ($ in millions) $92.3 $98.7 ($3.1) $3.5 +$6.4 or 7% Linked-Quarter Change 1 Excludes $10.0 million of security losses deemed non-operating and incurred in response to a tax reform-related benefit realized in the period. 1 $2.0 $1.7 $2.3

Non-Interest Expense ($ in millions) $262.7 $241.3 Ex. Merger-Related Expenses: +$13.9 or 6% Linked-Quarter Change ($2.6) $7.5 $12.3 $2.4 $1.1 $1.9 ($1.2)

Efficiency Ratio Quarterly Trend Note: The efficiency ratio, beginning with the 1st quarter of 2018, reflects the unfavorable impact of lower FTE adjustments on net interest income due to tax reform.

Asset Quality 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.07%, 0.07%, 0.03%, 0.04% & 0.06% in 4Q 2018, 3Q 2018, 2Q 2018, 1Q 2018 & 4Q 2017, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans2

Returns Return on Average Assets Return on Average Tangible Common Equity

Capital Ratios Dec. 31, 2017 Mar. 31, 2018 Jun. 30, 2018 Sep. 30, 2018 Dec. 31, 2018 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.2% 7.3% 7.3% 7.6% 7.6% Tier 1 Leverage 8.3% 8.5% 8.6% 8.7% 8.7% Common Equity Tier 1 9.7% 10.1% 10.0% 10.3% 10.3% Tier 1 Risk-Based 10.4% 10.8% 10.8% 11.1% 11.0% Total Risk-Based 12.2% 12.6% 12.5% 12.8% 12.6% People’s United Bank, N.A. Tier 1 Leverage 8.5% 8.6% 9.1% 9.2% 9.0% Common Equity Tier 1 10.7% 11.0% 11.4% 11.6% 11.4% Tier 1 Risk-Based 10.7% 11.0% 11.4% 11.6% 11.4% Total Risk-Based 12.6% 12.9% 13.4% 13.6% 13.2% Note: Capital ratios beginning March 31, 2018 reflect the reclassification of approximately $38 million from AOCI to retained earnings representing the stranded tax effects arising as a result of the enactment of the Tax Cuts and Jobs Act. The reclassification favorably impacted capital ratios by approximately 11 basis points.

Appendix

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Dec. 31, 2018 Sep. 30, 2018 Net Interest Income (NII) Sensitivity

Loans By State $21,737 $24,390 $26,592 $29,745 $32,575 $28,411 ($ in millions, end of period balances) State Breakdown $35,241

Deposits By State $21,751 $22,557 $26,138 $29,861 $33,056 $28,417 ($ in millions, end of period balances) State Breakdown $36,159

Asset Quality Originated Portfolio Coverage Detail as of December 31, 2018 Note – ALLLs: Commercial: $205 million, Retail: $31 million, Total: $236 million. ALLLs / Loans NPLs / Loans ALLLs / NPLs

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com